Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

General. Western Gas Partners, LP (the “Partnership”), a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation in 2007 to own, operate, acquire and develop midstream energy assets, closed its initial public offering to become publicly traded in 2008. Including the effect of the acquisition of Mountain Gas Resources, LLC (“MGR”), the Partnership's assets include thirteen gathering systems, seven natural gas treating facilities, ten natural gas processing facilities, two NGL pipelines, one interstate gas pipeline, one intrastate gas pipeline, and interests in Fort Union Gas Gathering, LLC (“Fort Union”), White Cliffs Pipeline, LLC (“White Cliffs”) and Rendezvous Gas Services, LLC (“Rendezvous”), which are accounted for under the equity method. The Partnership's assets are located in East and West Texas, the Rocky Mountains (Colorado, Utah and Wyoming), and the Mid-Continent (Kansas and Oklahoma). The Partnership is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, NGLs and crude oil for Anadarko Petroleum Corporation and its consolidated subsidiaries, as well as third-party producers and customers.

For purposes of these consolidated financial statements, the “Partnership” refers to Western Gas Partners, LP and its subsidiaries. The Partnership's general partner is Western Gas Holdings, LLC (the “general partner” or “GP”), a wholly owned subsidiary of Anadarko Petroleum Corporation. “Anadarko” or “Parent” refers to Anadarko Petroleum Corporation and its consolidated subsidiaries, excluding the Partnership and the general partner. “Affiliates” refers to wholly owned and partially owned subsidiaries of Anadarko, excluding the Partnership, and also refers to Fort Union, White Cliffs and Rendezvous.

Basis of presentation. The accompanying consolidated financial statements of the Partnership have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), and certain amounts in prior periods have been reclassified to conform to the current presentation. The consolidated financial statements include the accounts of the Partnership and entities in which it holds a controlling financial interest, and all significant intercompany transactions have been eliminated. Investments in non-controlled entities over which the Partnership exercises significant influence are accounted for under the equity method. The Partnership proportionately consolidates its 50% share of the assets, liabilities, revenues and expenses attributable to the Newcastle system in the accompanying consolidated financial statements.

       In July 2009, the Partnership acquired a 51% interest in Chipeta Processing LLC (“Chipeta”) and became party to Chipeta's limited liability company agreement, as amended and restated (the “Chipeta LLC agreement”) (see Notes 2 and 3). As of December 31, 2011, Chipeta is owned 51% by the Partnership, 24% by Anadarko and 25% by a third-party member. The interests in Chipeta, held by Anadarko and the third-party member, are reflected as noncontrolling interests in the Partnership's consolidated financial statements for all periods presented.

Presentation of Partnership assets. References to the “Partnership assets” refer collectively to the assets owned by the Partnership as of December 31, 2011. Because of Anadarko's control of the Partnership through its ownership of the general partner, each acquisition of Partnership assets, except for the acquisitions of the Platte Valley assets and the 9.6% interest in White Cliffs from third parties, was considered a transfer of net assets between entities under common control (see Note 2). As a result, after each acquisition of assets from Anadarko, the Partnership is required to recast its financial statements to include the activities of the Partnership assets as of the date of common control.

       The consolidated financial statements for periods prior to the Partnership's acquisition of the Partnership assets have been prepared from Anadarko's historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if the Partnership had owned the assets during the periods reported. Net income attributable to the Partnership assets for periods prior to the Partnership's acquisition of such assets is not allocated to the limited partners for purposes of calculating net income per common or subordinated unit.

Use of estimates. In preparing financial statements in accordance with GAAP, management makes informed judgments and estimates that affect the amounts reported in the consolidated financial statements and the notes thereto. Management evaluates its estimates and related assumptions regularly, utilizing historical experience and other methods considered reasonable under the circumstances. Changes in facts and circumstances or additional information, may result in revised estimates and actual results may differ from these estimates. Effects on the Partnership's business, financial condition and results of operations resulting from revisions to estimates are recognized when the facts that give rise to the revision become known.

Fair value. The fair-value-measurement standard defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard characterizes inputs used in determining fair value according to a hierarchy that prioritizes those inputs based upon the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

Level 1 – Inputs represent quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (for example, quoted market prices for similar assets or liabilities in active markets or quoted market prices for identical assets or liabilities in markets not considered to be active, inputs other than quoted prices that are observable for the asset or liability, or market-corroborated inputs).

Level 3 – Inputs that are not observable from objective sources, such as management's internally developed assumptions used in pricing an asset or liability (for example, an estimate of future cash flows used in management's internally developed present value of future cash flows model that underlies the fair value measurement).

Nonfinancial assets and liabilities initially measured at fair value include certain assets and liabilities acquired in a third-party business combination, assets and liabilities exchanged in non-monetary transactions, long-lived assets (asset groups), goodwill and other intangibles, initial recognition of asset retirement obligations, and initial recognition of environmental obligations assumed in a third-party acquisition. Impairment analyses for long-lived assets, goodwill and other intangibles, and the initial recognition of asset retirement obligations and environmental obligations use Level 3 inputs. When the Partnership is required to measure fair value, and there is not a market-observable price for the asset or liability or a market-observable price for a similar asset or liability, the Partnership utilizes the cost, income, or market valuation approach depending on the quality of information available to support management's assumptions.

The fair value of debt is the estimated amount the Partnership would have to pay to repurchase its debt, including any premium or discount attributable to the difference between the stated interest rate and market rate of interest at the balance sheet date. Fair values are based on quoted market prices for identical instruments, if available, or average valuations of similar debt instruments at the balance sheet date. See Note 10.

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable reported on the consolidated balance sheets approximate fair value due to the short-term nature of these items.

Cash equivalents. The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Bad-debt reserve. The Partnership's revenues are primarily from Anadarko, for which no credit limit is maintained. The Partnership analyzes its exposure to bad debt on a customer-by-customer basis for its third-party accounts receivable and may establish credit limits for significant third-party customers. At December 31, 2011 and 2010, third-party accounts receivable are shown net of the associated bad-debt reserve of $17,000.

Natural gas imbalances. The consolidated balance sheets include natural gas imbalance receivables and payables resulting from differences in gas volumes received into the Partnership's systems and gas volumes delivered by the Partnership to customers. Natural gas volumes owed to or by the Partnership that are subject to monthly cash settlement are valued according to the terms of the contract as of the balance sheet dates, and reflect market index prices. Other natural gas volumes owed to or by the Partnership are valued at the Partnership's weighted average cost of natural gas as of the balance sheet dates and are settled in-kind. As of December 31, 2011, natural gas imbalance receivables and payables were approximately $2.3 million and $3.1 million, respectively. As of December 31, 2010, natural gas imbalance receivables and payables were approximately $0.4 million and $2.6 million, respectively. Changes in natural gas imbalances are reported in equity income and other, net or cost of product in the consolidated statements of income.

Inventory. The cost of NGLs inventories is determined by the weighted average cost method on a location-by-location basis. Inventory is stated at the lower of weighted-average cost or market value and is reported in other current assets in the consolidated balance sheets.

Property, plant and equipment. Property, plant and equipment are generally stated at the lower of historical cost less accumulated depreciation or fair value, if impaired. Because acquisitions of assets from Anadarko are transfers of net assets between entities under common control, the Partnership assets acquired by the Partnership from Anadarko are initially recorded at Anadarko's historic carrying value. The difference between the carrying value of net assets acquired from Anadarko and the consideration paid is recorded as an adjustment to Partners' capital.

Assets acquired in a business combination or non-monetary exchange with a third party are initially recorded at fair value. The Partnership capitalizes all construction-related direct labor and material costs. The cost of renewals and betterments that extend the useful life of property, plant and equipment is also capitalized. The cost of repairs, replacements and major maintenance projects that do not extend the useful life or increase the expected output of property, plant and equipment is expensed as incurred.

Depreciation is computed over the asset's estimated useful life using the straight-line method or half-year convention method, based on estimated useful lives and salvage values of assets. Uncertainties that may impact these estimates include, but are not limited to, changes in laws and regulations relating to environmental matters, including air and water quality, restoration and abandonment requirements, economic conditions and supply and demand in the area. When assets are placed into service, the Partnership makes estimates with respect to useful lives and salvage values that the Partnership believes are reasonable. However, subsequent events could cause a change in estimates, thereby impacting future depreciation amounts.

The Partnership evaluates the ability to recover the carrying amount of its long-lived assets to determine whether its long-lived assets have been impaired. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value, such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to impairment expense.

During the year ended December 31, 2011, an impairment of $7.3 million was recognized for certain equipment and materials. The costs of the equipment and materials, previously capitalized as assets under construction and related to a Red Desert complex (see Note 2) expansion project, were deemed no longer recoverable as the expansion project was indefinitely postponed by Anadarko management. Subsequent to the project evaluation and impairment, the remaining fair value of the equipment and materials, approximately $10.6 million, was reclassified from within property, plant and equipment to other assets on the consolidated balance sheet as of December 31, 2011. Also during 2011, following an evaluation of future cash flows, an impairment of $3.0 million was recognized for a transportation pipeline. This asset was impaired to fair value, estimated using Level 3 fair-value inputs.

During the year ended December 31, 2010, the Partnership recognized $0.6 million of impairment related to a compressor sold during the year to a third party, and $0.3 million of impairment due to cancelled capital projects and additional costs recorded on a project previously impaired to salvage value. During the year ended December 31, 2009, an impairment of $6.1 million was recognized for an idle pipeline for which no future cash flows were expected.

Capitalized interest. Interest is capitalized as part of the historical cost of constructing assets for significant projects that are in progress. Capitalized interest is determined by multiplying the Partnership's weighted-average borrowing cost on debt by the average amount of qualifying costs incurred. Once the construction of an asset subject to interest capitalization is completed and the asset is placed in service, the associated capitalized interest is expensed through depreciation or impairment, together with other capitalized costs related to that asset.

Goodwill and other intangible assets. Goodwill represents the allocated portion of Anadarko's midstream goodwill attributed to the assets the Partnership has acquired from Anadarko. The carrying value of Anadarko's midstream goodwill represents the excess of the purchase price of an entity over the estimated fair value of the identifiable assets acquired and liabilities assumed by Anadarko. Accordingly, the Partnership's goodwill balance does not reflect, and in some cases is significantly different than, the difference between the consideration the Partnership paid for its acquisitions from Anadarko and the fair value of the net assets on the acquisition date. The Partnership's consolidated balance sheets as of December 31, 2011 and 2010, include goodwill of $82.1 million, none of which is deductible for tax purposes.

The Partnership evaluates goodwill for impairment annually, as of October 1, or more often as facts and circumstances warrant. The first step in the goodwill impairment test is to compare the fair value of each reporting unit to which goodwill has been assigned to the carrying amount of net assets, including goodwill, of the respective reporting unit. The Partnership has allocated goodwill on its two reporting units: (i) gathering and processing and (ii) transportation. If the carrying amount of the reporting unit exceeds its fair value, step two in the goodwill impairment test requires goodwill to be written down to its implied fair value through a charge to operating expense based on a hypothetical purchase price allocation. No goodwill impairment has been recognized in these consolidated financial statements. The carrying value of goodwill after such an impairment would represent a Level 3 fair value measurement.

The Partnership assesses intangible assets, as described in Note 8, for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to operating expense. No intangible asset impairment has been recognized in connection with these assets.

Equity-method investments. The following table presents the activity in the Partnership's investments in equity of Fort Union, White Cliffs and Rendezvous:

	Equity Investments
thousands	Fort Union (1)	White Cliffs (2)	Rendezvous (3)

Balance at December 31, 2009	$20,060	$1,284	$78,216
Investment earnings, net of amortization	5,723	917	988
Contributions	310	—	—
Distributions	(4,665)	(1,270)	(5,038)
Acquisition of additional 9.6% interest from third party	—	18,047	—
Other	—	—	(110)
Balance at December 31, 2010	$21,428	$18,978	$74,056
Investment earnings, net of amortization	6,067	4,023	1,171
Contributions	—	93	—
Distributions	(5,227)	(5,384)	(5,388)
Balance at December 31, 2011	$22,268	$17,710	$69,839

____________________________________________________________

(1)       The Partnership has a 14.81% interest in Fort Union, a joint venture which owns a gathering pipeline and treating facilities in the Powder River Basin. Anadarko is the construction manager and physical operator of the Fort Union facilities. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the owners' firm gathering agreements, require 65% or unanimous approval of the owners. Each of the joint venture members has pledged its respective equity interest to the administrative agent of Fort Union's credit agreement.

(2)       The Partnership has a 10% interest in White Cliffs, a limited liability company which owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma and became operational in June 2009. The third-party majority owner is the manager of the White Cliffs operations. Certain business decisions, including, but not limited to, approval of annual budgets and decisions with respect to significant expenditures, contractual commitments, acquisitions, material financings, dispositions of assets or admitting new members, require more than 75% approval of the members.

(3)       The Partnership has a 22% interest in Rendezvous, a limited liability company that operates gas gathering facilities in southwestern Wyoming. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the members' gas servicing agreements, require unanimous approval of the members.

The investment balance at December 31, 2011, includes $2.7 million and $47.9 million for the purchase price allocated to the investment in Fort Union and Rendezvous, respectively, in excess of the historic cost basis of Western Gas Resources, Inc. (entity that owned the interests in Fort Union and Rendezvous, which Anadarko acquired in August 2006). This excess balance is attributable to the difference between the fair value and book value of their gathering and treating facilities (at the time Western Gas Resources, Inc. was acquired by Anadarko) and is being amortized over the remaining estimated useful life of those facilities.

The White Cliffs investment balance at December 31, 2011, is $10.4 million less than the Partnership's underlying equity in White Cliffs' net assets as of December 31, 2011, primarily due to the Partnership recording the acquisition of its initial 0.4% interest in White Cliffs at Anadarko's historic carrying value. This difference is being amortized to equity income over the remaining estimated useful life of the White Cliffs pipeline.

Management evaluates its equity-method investments for impairment whenever events or changes in circumstances indicate that the carrying value of such investments may have experienced a decline in value that is other than temporary. When evidence of loss in value has occurred, management compares the estimated fair value of the investment to the carrying value of the investment to determine whether the investment has been impaired. Management assesses the fair value of equity-method investments using commonly accepted techniques, and may use more than one method, including, but not limited to, recent third-party comparable sales and discounted cash flow models. If the estimated fair value is less than the carrying value, the excess of the carrying value over the estimated fair value is recognized as an impairment loss.

Asset retirement obligations. Management recognizes a liability based on the estimated costs of retiring tangible long-lived assets. The liability is recognized at fair value, measured using discounted expected future cash outflows for the asset retirement obligation when the obligation originates, which generally is when an asset is acquired or constructed. The carrying amount of the associated asset is increased commensurate with the liability recognized. Over time, the discounted liability is accreted through accretion expense to its expected settlement value. Subsequent to the initial recognition, the liability is also adjusted for any changes in the expected value of the retirement obligation (with a corresponding adjustment to property, plant and equipment) until the obligation is settled. Revisions in estimated asset retirement obligations may result from changes in estimated inflation rates, discount rates, asset retirement costs and the estimated timing of settling asset retirement obligations. See Note 9.

Environmental expenditures. The Partnership expenses environmental expenditures related to conditions caused by past operations that do not generate current or future revenues. Environmental expenditures related to operations that generate current or future revenues are expensed or capitalized, as appropriate. Liabilities are recorded when the necessity for environmental remediation or other potential environmental liabilities becomes probable and the costs can be reasonably estimated. Accruals for estimated losses from environmental remediation obligations are recognized no later than at the time of the completion of the remediation feasibility study. These accruals are adjusted as additional information becomes available or as circumstances change. Costs of future expenditures for environmental-remediation obligations are not discounted to their present value. See Note 11.

Segments. The Partnership's operations are organized into a single operating segment, the assets of which consist of natural gas, NGLs and crude oil gathering and processing systems, treating facilities, pipelines and related plants and equipment.

Revenues and cost of product. Under its fee-based gathering, treating and processing arrangements, the Partnership is paid a fixed fee based on the volume and thermal content of natural gas and recognizes revenues for its services in the month such services are performed. Producers' wells are connected to the Partnership's gathering systems for delivery of natural gas to the Partnership's processing or treating plants, where the natural gas is processed to extract NGLs and condensate or treated in order to satisfy pipeline specifications. In some areas, where no processing is required, the producers' gas is gathered and delivered to pipelines for market delivery. Under percent-of-proceeds contracts, revenue is recognized when the natural gas, NGLs or condensate are sold and the related purchases are recorded as a percentage of the product sale.

The Partnership purchases natural gas volumes at the wellhead for gathering and processing. As a result, the Partnership has volumes of NGLs and condensate to sell and volumes of residue gas to either sell, to use for system fuel or to satisfy keep-whole obligations. In addition, depending upon specific contract terms, condensate and NGLs recovered during gathering and processing are either returned to the producer or retained and sold. Under keep-whole contracts, when condensate or NGLs are retained and sold, producers are kept whole for the condensate or NGL volumes through the receipt of a thermally equivalent volume of residue gas. The keep-whole contract conveys an economic benefit to the Partnership when the combined value of the individual NGLs is greater in the form of liquids than as a component of the natural gas stream; however, the Partnership is adversely impacted when the value of the NGLs is lower as liquids than as a component of the natural gas stream. Revenue is recognized from the sale of condensate and NGLs upon transfer of title and related purchases are recorded as cost of product.

The Partnership earns transportation revenues through firm contracts that obligate each of its customers to pay a monthly reservation or demand charge regardless of the pipeline capacity used by that customer. An additional commodity usage fee is charged to the customer based on the actual volume of natural gas transported. Transportation revenues are also generated from interruptible contracts pursuant to which a fee is charged to the customer based on volumes transported through the pipeline. Revenues for transportation of natural gas and NGLs are recognized over the period of firm transportation contracts or, in the case of usage fees and interruptible contracts, when the volumes are received into the pipeline. From time to time, certain revenues may be subject to refund pending the outcome of rate matters before the Federal Energy Regulatory Commission (the “FERC”) and reserves are established where appropriate. See Note 11 for discussion of the Partnership's pending rate case with the FERC.

Proceeds from the sale of residue gas, NGLs and condensate are reported as revenues from natural gas, natural gas liquids and condensate in the consolidated statements of income. Revenues attributable to the fixed-fee component of gathering and processing contracts as well as demand charges and commodity usage fees on transportation contracts are reported as revenues from gathering, processing and transportation of natural gas and natural gas liquids in the consolidated statements of income.

Equity-based compensation. Phantom unit awards are granted under the Western Gas Partners, LP 2008 Long-Term Incentive Plan (the “LTIP”). The LTIP was adopted by the general partner of the Partnership and permits the issuance of up to 2,250,000 units, of which 2,160,848 units remain available for future issuance as of December 31, 2011. Upon vesting of each phantom unit, the holder will receive common units of the Partnership or, at the discretion of the general partner's board of directors, cash in an amount equal to the market value of common units of the Partnership on the vesting date. Equity-based compensation expense attributable to grants made under the LTIP impact the Partnership's cash flows from operating activities only to the extent cash payments are made to a participant in lieu of issuance of common units to the participant. The Partnership amortizes stock-based compensation expense attributable to awards granted under the LTIP over the vesting periods applicable to the awards.

Additionally, the Partnership's general and administrative expenses include equity-based compensation costs allocated by Anadarko to the Partnership for grants made pursuant to: (i) Western Gas Holdings, LLC Equity Incentive Plan, as amended and restated (the “Incentive Plan”) and (ii) the Anadarko Petroleum Corporation 1999 Stock Incentive Plan and the Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan (Anadarko's plans are referred to collectively as the “Anadarko Incentive Plans”).

Under the Incentive Plan, participants are granted Unit Value Rights (“UVRs”), Unit Appreciation Rights (“UARs”) and Dividend Equivalent Rights (“DERs”). UVRs and UARs granted under the Incentive Plan in 2011 and 2010 were collectively valued at $634.00 per unit and $215.00 per unit as of December 31, 2011 and 2010, respectively. The UVRs and UARs either vest ratably over three years or vest in two equal installments on the second and fourth anniversaries of the grant date, or earlier in connection with certain other events. Upon the occurrence of a UVR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UVR. The UVRs may not be sold or transferred except to the general partner, Anadarko or any of its affiliates. Upon the occurrence of a UAR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UAR that is exercised prior to (i) the 90th day after a participant's voluntary termination, or (ii) the 10th anniversary of the grant date, whichever occurs first. DERs granted under the Incentive Plan vest upon the occurrence of certain events, become payable no later than 30 days subsequent to vesting and expire 10 years from the date of grant.

Grants made under equity-based compensation plans result in equity-based compensation expense, which is determined by reference to the fair value of equity compensation. For equity-based awards ultimately settled through the issuance of units or stock, the fair value is measured as of the date of the relevant equity grant. For equity-based awards issued under the Incentive Plan and ultimately settled in cash, the fair value of the relevant equity grant is revised periodically based on the estimated fair value of the Partnership's general partner using a discounted cash flow estimate and multiples-valuation terminal value. Equity-based compensation expense attributable to grants made under the Incentive Plan will impact the Partnership's cash flows from operating activities only to the extent cash payments are made to Incentive Plan participants who provided services to us pursuant to the omnibus agreement. Equity-based compensation granted under the Anadarko Incentive Plans does not impact the Partnership's cash flows from operating activities. See Note 5.

Income taxes. The Partnership generally is not subject to federal income tax or state income tax other than Texas margin tax on the portion of its income that is apportionable to Texas. Federal and state income tax expense was recorded prior to the Partnership's acquisition of the Partnership assets. In addition, deferred federal and state income taxes are recorded on temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases with respect to the Partnership assets prior to the Partnership's acquisition; and deferred state income taxes are recorded with respect to the Partnership assets including and subsequent to acquisition. The recognition of deferred federal and state tax assets prior to the Partnership's acquisition of the Partnership assets was based on management's belief that it was more likely than not that the results of future operations would generate sufficient taxable income to realize the deferred tax assets. For periods including or subsequent to the Partnership's acquisition of the Partnership assets, the Partnership is only subject to Texas margin tax; therefore, deferred federal income tax assets and liabilities with respect to the Partnership assets for periods including and subsequent to the Partnership's acquisitions are no longer recognized by the Partnership.

For periods including and subsequent to the Partnership's acquisition of the Partnership assets, the Partnership makes payments to Anadarko pursuant to the tax sharing agreement entered into between Anadarko and the Partnership for its estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, that are included in any combined or consolidated returns filed by Anadarko. The aggregate difference in the basis of the Partnership's Assets for financial and tax reporting purposes cannot be readily determined as the Partnership does not have access to information about each partner's tax attributes in the Partnership.

The accounting standard for uncertain tax positions defines the criteria an individual tax position must meet for any part of the benefit of that position to be recognized in the financial statements. The Partnership has no material uncertain tax positions at December 31, 2011 or 2010.

Net income per common unit. The Partnership applies the two-class method in determining net income per unit applicable to master limited partnerships having multiple classes of securities including common units, general partnership units and incentive distribution rights (“IDRs”) of the general partner. Under the two-class method, net income per unit is calculated as if all of the earnings for the period were distributed pursuant to the terms of the relevant contractual arrangement. The accounting guidance provides the methodology for and circumstances under which undistributed earnings are allocated to the general partner, limited partners and IDR holders. For the Partnership, earnings per unit is calculated based on the assumption that the Partnership distributes to its unitholders an amount of cash equal to the net income of the Partnership, notwithstanding the general partner's ultimate discretion over the amount of cash to be distributed for the period, the existence of other legal or contractual limitations that would prevent distributions of all of the net income for the period or any other economic or practical limitation on the ability to make a full distribution of all of the net income for the period.

The Partnership's net income for periods including and subsequent to the Partnership's acquisitions of the Partnership assets is allocated to the general partner and the limited partners, including any subordinated unitholders, in accordance with their respective ownership percentages, and when applicable, giving effect to incentive distributions allocable to the general partner. The Partnership's net income allocable to the limited partners is allocated between the common and subordinated unitholders by applying the provisions of the partnership agreement that govern actual cash distributions as if all earnings for the period had been distributed. Specifically, net income equal to the amount of available cash (as defined by the partnership agreement) is allocated to the general partner, common unitholders and subordinated unitholders consistent with actual cash distributions, including incentive distributions allocable to the general partner. Undistributed earnings (net income in excess of distributions) or undistributed losses (available cash in excess of net income) are then allocated to the general partner, common unitholders and subordinated unitholders in accordance with their respective ownership percentages during each period. See Note 4.

Other assets. For all periods presented, other assets on the Partnership's consolidated balance sheets include a $0.7 million receivable recognized in conjunction with the capital lease component of a processing agreement assumed in connection with the MGR acquisition. The agreement, in which the Partnership is the lessor, extends through November 2014. Other assets also includes $4.6 million related to the unguaranteed residual value of the processing plant included in the processing agreement, based on a measurement of fair value estimated when the plant was acquired by Anadarko in 2006. Interest income related to the capital lease is recorded to other income (expense), net on the accompanying consolidated statements of income.

Recently issued accounting standard not yet adopted. In September 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) that permits an initial assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount for goodwill impairment testing purposes. Thus, determining a reporting unit's fair value is not required unless, as a result of the qualitative assessment, it is more likely than not that the fair value of the reporting unit is less than its carrying amount. This ASU is effective prospectively beginning January 1, 2012. Adoption of this ASU will have no impact on the Partnership's consolidated financial statements.